UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 25, 2020

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-33796	26-0630461
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

520 Madison Avenue, 32nd Fl
New York	New York	10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (212) 626-2300

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders
On June 25, 2020, Chimera Investment Corporation (the "Company") held its Annual Meeting for the purpose of: (i) electing three Class I directors to serve on the Company's Board of Directors (the "Board") until the 2023 Annual Meeting of Stockholders and one Class III director to serve on the Company's Board until the 2022 Annual Meeting of Stockholders; (ii) recommending, by a non-binding advisory vote, the Company’s executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year.

The total number of shares of common stock entitled to vote at the Annual Meeting was 188,752,612, of which 162,233,291 shares, or 85.95%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of three Class I directors to serve on the Board until the 2023 Annual Meeting of Stockholders and one Class III director to serve on the Board until the 2022 Annual Meeting of Stockholders.

Director	For	Against	Abstentions	Broker Non-Votes

Class I
Paul A. Donlin	82,689,205	3,050,690	940,646	75,552,750
Mark Abrams	83,712,777	2,033,843	933,921	75,552,750
Gerard Creagh	84,059,553	1,655,716	965,272	75,552,750

Class III
Brian P. Reilly	84,450,806	1,305,273	924,462	75,552,750

Based on the foregoing votes, Paul A. Donlin, Mark Abrams and Gerard Creagh were elected as Class I directors to serve on the Board until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified, and Brian P. Reilly was elected as Class III director to serve on the Board until the 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Proposal 2.  A non-binding advisory resolution on the Company’s executive compensation was approved, based on the following votes.
.

For	Against	Abstentions	Broker Non-Votes
80,135,966	4,812,764	1,731,811	75,552,750

Proposal 3.  Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the current fiscal year was approved, based on the following votes.

For	Against	Abstentions
157,199,574	3,653,615	1,380,102

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 8, 2020.

SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
      Chimera Investment Corporation
       By: /s/ Rob Colligan
             Name:    Rob Colligan
             Title:    Chief Financial Officer
Date: June 29, 2020